SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 15, 2007
                                                         ------------------


                         United Financial Bancorp, Inc.
                         ------------------------------
             (Exact name of registrant as specified in its charter)


      Federal                          000-51369                83-0395247
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(State or other jurisdiction    (Commission File No.)      (I.R.S. Employer
      of incorporation)                                     Identification No.)


                                  95 Elm Street
                           West Springfield, Massachusetts              01089
                           -------------------------------              -----
                        (Address of principal executive office)      (Zip code)

Registrant's telephone number, including area code:  (413) 787-1700
                                                     --------------



                                 Not Applicable
             -------------------------------------------------------------
             (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____ Written  communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

____ Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

____ Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4 (c))

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Item 8.01  Other Events.
           -------------

     On October 15, 2007, United Financial Bancorp, Inc. (the "Registrant") issued a press release announcing that it and United Mutual Holding Company, its mutual holding company, had received conditional regulatory approval from the Office of Thrift Supervision to commence its second-step conversion and stock offering. The Registrant also announced that the registration statement relating to the sale of common stock by United Financial Bancorp, Inc., its new Maryland corporation, was declared effective by the Securities and Exchange Commission.

     A copy of the press release dated October 15, 2007, which provides additional information on the conversion and stock offering, is attached as
Exhibit 99.1 to this report.

Item 9.01.                 Financial Statements and Exhibits.

     (a)  Not Applicable.

     (b)  Not Applicable.

     (c)  Exhibits.

                  Exhibit No.              Description
                  -----------              -----------
                    99.1                   Press release dated October 15, 2007








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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                      UNITED FINANCIAL BANCORP, INC.


DATE:  October 18, 2007                By: /s/ Richard B. Collins
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                                          Richard B. Collins
                                          President and Chief Executive Officer